SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2004

BOE FINANCIAL SERVICES OF VIRGINIA, INC.

(Exact name of registrant as specified in charter)

Virginia	000-31711	54-1980794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

323 Prince Street, Tappahannock, Virginia	22560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-4343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 18, 2004, BOE Financial Services of Virginia, Inc. appointed Elsie L. Rose as a member of the Board of Directors of the registrant. Ms. Rose’s term will expire at the annual meeting of the registrant’s shareholders in 2005.

Ms. Rose has also been appointed to serve on the Audit Committee of the registrant. Ms. Rose does not have a direct or indirect material interest in any transaction with the registrant required to be disclosed pursuant to Item 404(a) of Regulation S-K. There was no arrangement or understanding between Ms. Rose and any other person pursuant to which Ms. Rose was appointed to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOE FINANCIAL SERVICES OF VIRGINIA, INC.

DATE: November 22, 2004	By:	/s/ BRUCE E. THOMAS
Bruce E. Thomas Secretary, Senior Vice President & Chief Financial Officer